Prospectus Supplement	September 29, 2022

Putnam Emerging Markets Equity Fund

Prospectus dated December 30, 2021

Effective immediately, the following language is added to the sub-section Investments in the section Fund summary – Investments, risks, and performance:

The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund.

Effective immediately, the following language is added to the sub-section Risks in the section Fund summary – Investments, risks, and performance:

As a non-diversified fund, the fund may invest in fewer issuers and is more vulnerable than a more broadly diversified fund to fluctuations in the values of the securities it holds.

Effective immediately, the following language is added to the section What are the fund’s main investment strategies and related risks?:

The fund is “non-diversified,” which means it may invest a greater percentage of their assets in fewer issuers than a “diversified” fund. A fund that makes large investments in fewer issuers (as the fund currently does) is more vulnerable than a more broadly diversified fund to fluctuations in the values of the securities it holds. For this reason, an investment in the fund may fluctuate in value to a greater degree, and have a greater degree of risk, than a fund that is “diversified.”

331168– 9/22

Statement of Additional Information Supplement	September 29, 2022

Putnam Emerging Markets Equity Fund
Statement of Additional Information dated December 30, 2021

Effective immediately, the first sentence of the section TRUST ORGANIZATION AND CLASSIFICATION is deleted in its entirety and replaced with the following:

Putnam Emerging Markets Equity Fund is a non-diversified series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the "Trust").

Effective immediately, Items (1) and (2) of the section INVESTMENT RESTRICTIONS are deleted in their entirety and replaced with the following:

(1) With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(2) With respect to 50% of its total assets, acquire more than 10% of the voting securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

SAI Supplement - 9/22